UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

INNODATA INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22196	13-3475943
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

55 Challenger Road	07660
Ridgefield Park, NJ 07660	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code (201) 371-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On December 1, 2017 the employment of O’Neil Nalavadi, Senior Vice President and Chief Financial Officer of Innodata Inc. (the “Company”) was terminated.

(c)	Effective December 1, 2017 the Company appointed Mr. Raj Jain, Vice President- Finance, as the Company’s principal financial officer and principal accounting officer.

Mr. Raj Jain, age 42, has served as the Company’s Vice President- Finance since January 2012, and served as the Company’s Director of Finance from January 2008 through December 2011. Mr. Jain is a Certified Public Accountant. Mr. Jain holds a Bachelor of Commerce and Economics degree from the University of Mumbai (1995).

Mr. Jain will continue to be compensated according to his existing at will arrangement with the Company which includes an annual base salary of $166,400, and eligibility to receive an annual performance-based bonus granted at the discretion of the Company and subject to the Company’s overall corporate and financial and performance objectives. In calendar years 2016 and 2015 Mr. Jain received compensation of $166,400 per year, and in calendar year 2016 Mr. Jain received a stock option award with a then fair value of $54,000. The stock options are currently out of the money.

There are no family relationships between Mr. Jain and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

(e)	The Board of Directors of the Company (the “Board”) has determined in principle but subject to final approval by the Compensation Committee and the Board of all terms and conditions, that, for periods to be designated by the Board, director fees (other than fees to the audit committee chairperson) will be paid in restricted stock, and that 20% of the salaries of Mr. Jack Abuhoff and Mr. Ashok Mishra, the Company’s Chief Executive Officer and Chief Operating Officer, respectively, will be paid in restricted stock.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of Innodata Inc. dated December 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNODATA INC.

Date: December 4, 2017	By:	/s/ Amy R. Agress
Amy R. Agress
Senior Vice President and General Counsel

Index to Exhibits

Description

99.1	Press release of Innodata Inc. dated December 4, 2017